SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

Geron Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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[ ]	Fee paid previously with preliminary materials:
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 17, 2012

GERON CORPORATION

GERON CORPORATION
C/O COMPUTERSHARE
350 INDIANA STREET, SUITE 750
GOLDEN, CO 80401

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 20, 2012
Date: May 17, 2012	Time: 8:00 AM Pacific Time
Location: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/geron2012.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/geron2012 and be sure to have the information that is printed in the box marked by the arrow è  (located on the following page).

You are receiving this communication because you hold shares in Geron Corporation.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Also, please visit the stockholder forum at www.theinvestornetwork.com/forum/gern to learn more about the Company, participate in a stockholder survey and submit questions for the Annual Meeting in advance.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Letter to Stockholders Notice and 2012 Proxy Statement 2011 Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow è (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you would like to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2012 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/geron2012. Have the information that is printed in the box marked by the arrow è (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials as noted above, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of the three (3) Class I Directors to each serve for a three-year term.

Nominees:

	01)	Thomas Hofstaetter, Ph.D.
	02)	John A. Scarlett, M.D.
	03)	Robert J. Spiegel M.D., FACP

The Board of Directors recommends that you vote FOR the following proposals:

2.	To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 200,000,000 to 300,000,000 shares.

3.	An advisory vote to approve named executive officer compensation.

4.	To ratify appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.

5.	As said proxies deem advisable on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.